Schedule 14C Information

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

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TIFF INVESTMENT PROGRAM

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TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

INFORMATION STATEMENT

August 23, 2019

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at

https://www.tipfunds.org

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), to provide members with information regarding a money manager agreement between TIP and NewGen Asset Management Limited (“NewGen”), a new money manager managing assets on behalf of the Fund. This Information Statement explains why the board of trustees of TIP (the “board” or the “trustees”), all of whom are not “interested persons” of TIP, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the new money manager agreement with NewGen. Among other things, this Information Statement describes generally the terms of the new money manager agreement and provides information about NewGen.

A Notice of Internet Availability of the Information Statement is being mailed on or about August 23, 2019 to members of record as of June 28, 2019.

Multi-Asset Fund is providing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund, the money manager agreement with NewGen, the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, Inc. (“TAS”), and TIP’s advisory agreement with TAS on behalf of Multi-Asset Fund.

PART II contains information about TIP, TAS and NewGen, and other miscellaneous items.

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I.	MONEY MANAGER AGREEMENT WITH NEWGEN

Introduction

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments and those segments are managed by different investment management firms as money managers to the Fund. TAS manages a portion of Multi-Asset Fund’s assets directly and is also responsible for determining the appropriate manner in which to allocate assets among money managers, supervising money managers, and making recommendations to the TIP board about money managers, investment mandates, and the Fund’s investment policies and strategies. There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages one or more segments of Multi-Asset Fund pursuant to a money manager agreement between the money manager and TIP, on behalf of Multi-Asset Fund.

During an in-person meeting held on June 10-11, 2019 (the “June Meeting”), the board evaluated and approved the money manager agreement with new money manager, NewGen, on behalf of Multi-Asset Fund. The money manager agreement with NewGen became effective July 1, 2019.

In general, a mutual fund cannot enter into a new investment advisory agreement or materially amend an existing investment advisory agreement unless the members (or shareholders) of that mutual fund vote to approve the agreement. Multi-Asset Fund, however, has entered into each money manager agreement, including the money manager agreement described in this Information Statement, without seeking the vote of members in accordance with an exemptive order (the “Exemptive Order”) issued by the Securities and Exchange Commission (the “SEC”). The Exemptive Order permits TAS and the TIP funds, subject to TIP board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. The Exemptive Order does not apply to the advisory agreements with TIP’s investment adviser, TAS, or any amendments to those agreements. This Information Statement is being provided to all members of Multi-Asset Fund to provide information relating to the money manager agreement with NewGen as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement with TAS

TAS acts as investment adviser to the Fund pursuant to an Advisory Agreement dated as of December 16, 2014 (the “Advisory Agreement”). The Advisory Agreement is substantially the same as the Amended and Restated Advisory Agreement dated as of June 1, 2011 between TAS and TIP’s predecessor, TIFF Investment Program, Inc. (“TIP Inc.”). Effective December 16, 2014, TIP Inc., a Maryland corporation, was reorganized into TIP, a Delaware statutory trust (the “Reorganization”)1. The Advisory Agreement, which was initially approved by the trustees of TIP at a meeting held on September 11, 2014, was last submitted to a vote of the sole shareholder of TIP on December 16, 2014. The purpose of submission of the Advisory Agreement to the sole shareholder was to seek approval of the Advisory Agreement in connection with the Reorganization. The board last approved the continuance of the Advisory Agreement for Multi-Asset Fund at an in-person meeting held on June 10-11, 2019. TAS has served as Multi-Asset Fund’s investment adviser since the Fund’s inception on March 31, 1995.

1 Similarly, TIFF Multi-Asset Fund, which was a series of TIP Inc., was reorganized into a series of TIP, the Delaware statutory trust, which series continues to be known as TIFF Multi-Asset Fund. References in this information statement to “Multi-Asset Fund” or the “Fund” include the TIFF Multi-Asset Fund series of TIP Inc. or TIP, the Delaware statutory trust, or both, as the context of the sentence requires.

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Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the board and TAS agree are appropriate to support and enhance the investment program of the Fund. The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the board external money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS on a monthly basis an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.18% on assets exceeding $3 billion. For the fiscal year ended December 31, 2018, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $7,387,232. For the fiscal year ended December 31, 2018, the management fees earned by the Fund’s external money managers were $8,168,886 in the aggregate.

TAS also provides certain administrative and other services to TIP pursuant to a services agreement. Under the services agreement, TAS receives on a monthly basis an annualized fee of 0.02% of the Fund’s average daily net assets for such services provided to Multi-Asset Fund. For the fiscal year ended December 31, 2018, the fees paid to TAS by Multi-Asset Fund under the services agreement were $666,244.

The Money Manager Agreement between TIP and NewGen

At the June Meeting, the board considered TAS’s recommendation that NewGen be added as a money manager for Multi-Asset Fund. TAS recommended that NewGen be added as a money manager for Multi-Asset Fund based on a number of factors, including but not limited to NewGen’s performance and experience and its investment approach and strategy. NewGen invests primarily in equity securities in Canada. NewGen utilizes a deep fundamental research approach and risk management processes designed to capitalize on market inefficiencies. NewGen’s investment strategy utilizes short selling, and NewGen may have gross exposure of up to 180% of net assets (long exposure of up to 100% of net assets and short exposure of up to 80% of net assets). Actual long and short exposures will vary according to market conditions.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration by the Board of the Money Manager Agreement with NewGen”), the trustees voted to approve the money manager agreement with NewGen. The terms of the money manager agreement are more fully described below under “Description of the Money Manager Agreement with NewGen.”

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Consideration by the Board of the Money Manager Agreement with NewGen

During the June Meeting, the board evaluated and approved the money manager agreement for Multi-Asset Fund with a new money manager, NewGen. In this regard, the board requested and considered a wide range of information from NewGen and TAS in advance of the June Meeting, and at the June Meeting the trustees reviewed this information with TAS staff and separately in executive session with the trustees’ independent legal counsel. Among other matters, the board considered information regarding NewGen’s personnel and services, investment strategies and philosophies and portfolio management, including the experience of NewGen’s investment personnel. The board also considered NewGen’s potential portfolio holdings, fees and expenses, and information detailing the performance of NewGen’s investment strategy since its inception. The board noted that the proposed management fee for the investment strategy to be implemented by NewGen on behalf of Multi-Asset Fund included a discounted management fee and a performance fee, which aligned NewGen’s interests with those of Multi-Asset Fund. Information about NewGen’s proposed brokerage practices and best execution policies was also provided. In addition, the board considered information with respect to the compliance and administration of NewGen, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting NewGen.

The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the money manager agreement with NewGen. The board also reviewed NewGen’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement with NewGen. In addition, during the June Meeting, TAS staff (1) reviewed the process undertaken and due diligence performed in assessing NewGen as a possible money manager for Multi-Asset Fund, and (2) responded to additional questions from the board regarding, among other things, NewGen’s operating structure and compliance program, including information about NewGen’s operational and compliance staffing and the level of resources dedicated to NewGen’s compliance functions.

The board also considered a number of additional factors in evaluating the money manager agreement with NewGen: the advisory services NewGen was expected to provide to Multi-Asset Fund; the investment risks presented by the investment strategy that NewGen intended to employ; the potential benefits of including NewGen as a money manager to Multi-Asset Fund; operational matters and additional costs related to the implementation of NewGen’s investment strategies and related risks; and other information deemed relevant.

The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with NewGen. The board based its evaluation on the material factors presented to it at the June Meeting and discussed above, including: (1) the terms of the money manager agreement with NewGen; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by NewGen in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services expected to be performed by NewGen; and (4) the nature and expected effects of adding NewGen as a money manager of Multi-Asset Fund. The board did not specifically consider the profitability of NewGen expected to result from its relationship with Multi-Asset Fund because NewGen is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to NewGen were negotiated on an arm’s-length basis in a competitive marketplace.

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In arriving at its decision to approve the money manager agreement with NewGen, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the money manager agreement with NewGen. Prior to the vote being taken, the board met separately in executive session to discuss the appropriateness of the money manager agreement with NewGen and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the money manager agreement with NewGen was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the money manager agreement with NewGen were fair and reasonable. In the board’s view, approving the money manager agreement with NewGen was desirable and in the best interests of Multi-Asset Fund and its members.

Description of the Money Manager Agreement with NewGen

The money manager agreement with NewGen for Multi-Asset Fund is included as Appendix A to this Information Statement. The following description of the money manager agreement is qualified in its entirety by reference to the full text of the agreement.

The money manager agreement with NewGen provides that NewGen will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. The money manager agreement requires NewGen to give primary consideration to obtaining “best execution” – the most favorable price and efficient execution reasonably available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, NewGen may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided by such broker-dealers. NewGen is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if NewGen determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the NewGen money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts NewGen from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

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The money manager agreement provides that NewGen will be compensated in part based on assets and in part based on performance. NewGen will receive an asset-based fee of 1.5% per year on all assets comprising the portfolio and a performance-based fee of 10% of the portfolio’s capital appreciation, subject to a high-water mark, calculated over 12-month periods ending December 31.

The money manager agreement with NewGen provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund (such as the Exemptive Order); (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by NewGen, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The money manager agreement provides that NewGen shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by NewGen in providing services under the money manager agreement or from reckless disregard by NewGen of its obligations and duties under the money manager agreement.

Additional Fee Information

The following table summarizes Multi-Asset Fund’s expenses for its fiscal year ended December 31, 2018. The table also shows a pro forma estimate of what such 2018 expenses would have been during that year had the money manager agreement with NewGen been in effect during that year. The table reflects only the asset-based portion of the NewGen fee schedule but does not reflect the performance-based component because it is not known how such portfolio would have performed during the period. The table is designed to facilitate an understanding of the potential impact of the new arrangement on Multi-Asset Fund’s fees and expenses. Actual Fund fees and expenses will differ from those presented here due in part to factors such as the amount of Fund assets managed by each money manager, the performance achieved by those money managers having performance-based fee schedules, and the Fund’s average net assets during relevant periods.

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	Multi-Asset Fund

	2018 Actual Expenses		2018 Pro Forma Expenses
Shareholder Fees
(fees paid directly from your investment):
Entry Fees on Purchases	0.50%		0.50%
(as a percentage of amount invested)

Redemption Fees	0.50%		0.50%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.54%		0.58	% [a]
Other Expenses	0.24%		0.28%
Other Expenses	0.18%		0.18%
Expenses for Securities Sold Short	0.06%		0.10%
Acquired Fund Fees and Expenses	0.45%		0.36%

Total Annual Fund Operating Expenses	1.23	% [b]	1.22	% [a]

[a] Pro Forma Management Fees and Total Annual Fund Operating Expenses show an estimate of what the expenses of the Fund would have been in 2018 had the money manager agreement with NewGen been in effect during 2018. With respect to NewGen, the restated fees and expenses show only the effects of the asset-based portion of the fee schedule but not the performance-based component of the fee schedule. The Pro Forma expense calculation also includes the expense impact of certain recent changes in Multi-Asset Fund’s manager roster and a recent change to a manager’s fee schedule, all as previously communicated to members.

[b] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the “Financial Highlights” section of the prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Cost of Investing Example

This example is intended to help members compare the cost of investing in Multi-Asset Fund with the cost of investing in other mutual funds. In calculating the example, the actual expenses of Multi-Asset Fund during 2018 are used, as are pro forma estimates of what such 2018 expenses would have been had NewGen served as a money manager for Multi-Asset Fund during the year under the new arrangement described herein, as shown in the expense table above. The pro forma expenses do not reflect the performance-based component of NewGen’s fee schedule. The actual and pro forma examples assume that a member invests $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% return each year, the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table above, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios shown below and redemption (exit) fees are reflected in the rows labeled “With redemption at end of period.”  Actual costs may be higher or lower.

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	Multi-Asset Fund

	2018 Actual	2018 Pro Forma
One Year
With redemption at end of period	$226	$225
No redemption at end of period	$175	$174

Three Years
With redemption at end of period	$494	$491
No redemption at end of period	$438	$435

Five Years
With redemption at end of period	$782	$777
No redemption at end of period	$722	$717

Ten Years
With redemption at end of period	$1,603	$1,592
No redemption at end of period	$1,531	$1,520

II.	OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company comprised at present of two distinct funds, each with its own investment objective and policies. TIP was organized as a statutory trust under Delaware law on September 11, 2014 and consists of Multi-Asset Fund and TIFF Short-Term Fund. On December 16, 2014, each series of TIP assumed the assets and liabilities of the corresponding series of TIP Inc. as part of the Reorganization. TIP Inc. was originally incorporated under Maryland law on December 23, 1993, and its Multi-Asset Fund series commenced operations on March 31, 1995. The TIP mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TIFF Advisory Services, Inc. is the investment adviser to the TIP mutual funds. TAS’s principal offices are located at 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in part by identifying and recommending to the board external money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, managing directly a portion of the Fund’s portfolio, and employing certain risk management and other techniques designed to enhance returns. Each money manager is responsible for the day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to it. Each money manager specializes in a particular market or utilizes a particular investment style. TAS invests primarily in futures contracts and other derivative instruments, duration investments, exchange-traded and open-ended funds, and other securities and financial instruments, including US treasury obligations, in accordance with the fund’s investment objective, policies and restrictions. TAS may also oversee portfolio investments that are designed to track closely the returns of third-party or customized indices or that provide indirect exposure to the investment programs of other independent investment management firms, usually through total return swaps.

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Additional Information about NewGen

David Dattels is the President and Portfolio Manager of NewGen Asset Management Limited. Mr. Dattels is the firm’s principal executive officer and he controls NewGen because he owns greater than 25% of the voting securities issued by NewGen. Chris Rowan, Portfolio Manager and Head Trader, and Norm Chang, Portfolio Manager, both own 10% or more of the outstanding voting securities issued by NewGen. The business address of NewGen, Mr. Dattels, Mr. Rowan, and Mr. Chang, is Commerce Court North, Suite 2900, 25 King Street West, POB 405, Toronto, ON, Canada, M5L 1G3.

NewGen is not an investment adviser to any other registered investment company with an investment objective similar to that of Multi-Asset Fund.

Certain Brokerage Matters

When selecting brokers or dealers, TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Exchange Act, provided to Multi-Asset Fund, to TAS, or to the money manager. TAS and the money managers may cause Multi-Asset Fund to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TAS or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

Interests of Trustees and Officers of the Fund

To the knowledge of Multi-Asset Fund, no trustee of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in the money manager agreement with NewGen. No trustee purchased or sold securities of or interests in NewGen, or any entity directly or indirectly controlling or controlled by NewGen since January 1, 2019. No trustee or officer of TIP is an officer, employee, director, general partner, or shareholder of NewGen. No trustee or officer of TIP owns securities of or has any material direct or indirect interest in NewGen or any other person controlling, controlled by, or under common control with NewGen. No trustee of TIP had any material interest, direct or indirect, in any material transactions in which NewGen, or any entity directly or indirectly controlling or controlled by NewGen, is or was a party since January 1, 2019, or has such an interest in any such proposed transactions.

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Information Regarding the Service Providers to Multi-Asset Fund

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, State Street may employ sub-custodians outside the United States.

Distributor.  Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of TIP’s shares.

Outstanding Shares and Significant Shareholders

As of June 28, 2019, Multi-Asset Fund had 172,400,875.567 shares outstanding.

As of June 28, 2019, Research Triangle Institute dba RTI International (located at 3040 East Cornwallis Road, Research Triangle Park, NC 27709) is the beneficial owner of 8,939,614.09 (5.19%) of the outstanding shares of Multi-Asset Fund.

As of June 28, 2019, the trustees and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2018, and semi-annual report for the period ended June 30, 2018, were previously distributed to members. The semi-annual report for the period ended June 30, 2019 is expected to be distributed to members by August 29, 2019. TIP will furnish, without charge, an additional copy of its most recent annual report and semi-annual report to any member requesting such reports. To request a copy of such reports, members should contact TIFF Member Services by mail, telephone, or email using the contact information below or by visiting the SEC’s website at www.sec.gov.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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Appendix A

Money Manager Agreement

This agreement (the “Money Manager Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and NewGen Asset Management Limited (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is effective as of July 1, 2019 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” Subject to the Manager’s approval, the Fund may make additions to the Managed Assets at any time. In addition, the Fund may withdraw all or a portion of the Managed Assets from this management arrangement at any time; provided, however, that the Fund will endeavor to provide at least 45 calendar days’ notice to the Manager prior to any withdrawal.

2.	Appointment and Powers of Manager; Investment Approach

(a)       Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)       Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments and provide the necessary instructions on behalf of the Fund to brokers and custodians to effect the transactions;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

A-1

Appendix A

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities and other instruments for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c)       Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d)       Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e)       Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)       Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a)       Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager in writing;

(iv)	written instructions and directions of the board of trustees of TIP; and

(v)	written instructions and directions of TAS.

A-2

Appendix A

(b)       Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

(c)       Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d)       Valuation. The Manager shall not be responsible for calculating the Net Asset Value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund promptly if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s Net Asset value in accordance with procedures and methods established by the board of trustees of TIP.

4.	Recordkeeping and Reporting

(a)       Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b)       Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)       Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

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Appendix A

5.	Purchase and Sale of Securities

(a)       Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, nor any of its "affiliated persons," as defined in the 1940 Act, will act as principal with respect to the Managed Assets nor will the Manager execute any portfolio transactions for the Managed Assets with a broker or dealer which is (i) an affiliated person of the Fund; (ii) principal underwriter of the Fund's shares; or (iii) an affiliated person of  such an affiliated person, unless such transactions are: (a) exempt under applicable law or regulation, including under Rule 10f-3(b) or Rule 17a-10; (b) exempt under applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including the exemptions provided by Rule 10f-3(c) or Rule 17a-7, and the Fund’s Rule 10f-3 procedures or Rule 17a-7 procedures, as the case may be; or (c) executed in accordance applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including Rule 17e-1 and the Fund's Rule 17e-1 procedures. TIP agrees that it will provide the Manager with a written list of such brokers and dealers and will, from time to time, update such list as necessary.  The Manager agrees that it will provide TIP or TAS with a written list of brokers and dealers that are affiliates of the Manager and will, from time to time, update such list as necessary.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b)       Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

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Appendix A

6.	Management Fees; Expenses

(a)       Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager no later than the last day of the month immediately following the end of the period to which the fee relates.

(b)       Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund (and not the Managed Assets) will be responsible for its own fees and expenses; provided, however that the following expenses will be paid from the Managed Assets: (i) sub-custodian transaction charges related to investments by the Managed Assets in foreign markets, (ii) the Manager’s management fees, (iii) brokerage commissions incurred by the Managed Assets, (iv) borrowing costs related to short sale activities by the Managed Assets, and (v) memo pledging costs related to short sale activities by the Managed Assets. For all other expenses not specifically assumed by the Manager or Managed Assets hereunder, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for them. Expenses borne by the Fund include, but are not limited to, (i) general custodial fees for the Managed Assets and (ii) interest and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services and advice to others. The Fund acknowledges that the Manager and its affiliates, officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

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Appendix A

8.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have under applicable state or federal laws.

9.	Representations

(a)       The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b)       The Manager represents that it is in material compliance with all applicable laws, both federal and state.

(c)       TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d)       TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e)       TIP represents that TIP and the Fund are in material compliance with all applicable laws and regulations, both federal and state.

10.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

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Appendix A

The rights and obligations that are provided in section (f) of Paragraph 2, Paragraph 8 and Paragraph 15 shall survive the cancellation, expiration, or termination of this Agreement.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

12.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered electronically, in writing, or sent by fax or three business days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
	Attn:	Chief Legal Officer
170 N. Radnor Chester Road, Suite 300
Radnor, PA 19087

	Fax:	610-684-8080
	Email:	legal@tiff.org

Manager:	NewGen Asset Management Limited
	Attn:	Olga Gergin
Commerce Court North
Suite 2900
25 King Street West
Toronto, Ontario, Canada
M5L 1G3

	Fax:	416-941-0012
	Email:	ogergin@newgenfunds.com

Each party may change its address by giving notice as herein required.

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

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Appendix A

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

16.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided if such disclosure is made in compliance with TIP’s procedures on the disclosure of portfolio holdings, when applicable; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

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Appendix A

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program	NewGen Asset Management Limited
on behalf of the Fund

/s/ Rob Zion	/s/ David Dattels
Signature	Signature

Rob Zion, COO	David Dattels, President
Print Name/Title	Print Name/Title

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Appendix A

Schedule I

to the Money Manager Agreement (the “Agreement”)

Dated as of July 1, 2019

between

NewGen Asset Management Limited (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

Compensation

As compensation for the services performed and the facilities and personnel provided by the Manager to the Fund pursuant to this Agreement, the Fund will pay the Manager (i) an asset based fee (the “Investment Management Fee”) plus (ii) a performance based fee (the “Performance Based Fee”), each as described below. For all calculations described hereunder, the net asset value of the Managed Assets shall be gross of all expenses except for the following:

i)	sub-custodian transaction charges related to investments by the Managed Assets in foreign markets,
ii)	the Investment Management Fee and the Performance Based Fee,
iii)	brokerage commissions incurred by the Managed Assets,
iv)	borrowing costs related to short sale activities by the Managed Assets, and
v)	memo pledging costs related to short sale activities by the Managed Assets (items i) through v) being defined as, collectively, the “Netted Expenses”).

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

Certain Defined Terms

Calculation Period: Calculation Period means the period that (a) begins on the later of (i) January 1, (ii) the date of contribution of the initial Managed Assets, or (iii) as to any subsequent Tranche (as defined below), the date of the contribution pertaining to that Tranche; and (b) ends on the earlier of (i) with respect to a Tranche (or portion thereof) from which a complete or partial withdrawal is made, the date of such withdrawal, or (ii) December 31 of such year, even if less than 12 full months. For the avoidance of doubt, the payment of fees hereunder out of the Managed Assets shall not be considered a withdrawal.

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Appendix A

High Water Mark: A separate High Water Mark shall be calculated for each Tranche. The High Water Mark for the first Calculation Period of each Tranche established in respect of Managed Assets shall be equal to the amount of the contribution pertaining to such Tranche. For each subsequent Calculation Period, the High Water Mark for each Tranche shall be determined as follows: (i) if a Performance Based Fee was paid in respect of a Tranche for a Calculation Period, the High Water Mark for the immediately succeeding Calculation Period shall be equal to the Opening Balance of the Net Asset Value Memorandum Account for such Tranche for such succeeding Calculation Period; and (ii) if no Performance Based Fee was paid in respect of a Tranche for a Calculation Period, the High Water Mark shall remain at its prior level for the immediately succeeding Calculation Period.

In the event of a withdrawal of a portion of a Tranche (i) on a date other than December 31, the High Water Mark in respect of the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted, or (ii) on December 31, if no Performance Based Fee was paid in respect of the Tranche from which the assets were withdrawn, the High Water Mark in respect of such Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred shall be determined, in each case, by multiplying the High Water Mark then in effect by (a) one (1), minus (b) a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

Opening Balance: A memorandum account shall be established for each Tranche (each a “Net Asset Value Memorandum Account”), each with an opening balance (“Opening Balance”) to be determined in accordance with this paragraph. The Opening Balance for the first Calculation Period of each Tranche established in respect of Managed Assets shall be equal to the amount of the contribution pertaining to such Tranche. For each subsequent Calculation Period, the Opening Balance of the Net Asset Value Memorandum Account for each Tranche shall be equal to (a) the net asset value of the Managed Assets of such Tranche as of the last day of the Calculation Period just ended, minus (b) the dollar amount of the Performance Based Fee to be paid with respect to such Calculation Period, if any; provided, however, that in the event of a withdrawal of a portion of a Tranche (i) on a date other than December 31, the Opening Balance of the Net Asset Value Memorandum Account in respect of the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted, or (ii) on December 31, the Opening Balance of the Net Asset Value Memorandum Account in respect of the remaining Managed Assets in such Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred shall be adjusted, in each case, by multiplying the Opening Balance of such Net Asset Value Memorandum Account by (a) one (1), minus (b) a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

Tranches: The Managed Assets initially placed with the Manager, and each additional contribution of assets that is subsequently placed with the Manager, is a separate “Tranche” of Managed Assets, for purposes of this Fee Schedule; provided, however, that at the end of any Calculation Period for which a Performance Based Fee has been paid with respect to two or more Tranches, those two (or more) Tranches, the Opening Balances of their respective Net Asset Value Memorandum Accounts, and their High Water Marks shall be combined into a single Tranche with a single High Water Mark and a single Net Asset Value Memorandum Account. For purposes of calculating the Performance Based Fee, withdrawals from the various Tranches will be deemed to occur on a “first-in first-out” basis, unless the Fund indicates otherwise when instructing the withdrawal.

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Appendix A

Investment Management Fee: The Fund will pay the Manager an asset based fee of 150 basis points (1.50%) per annum, calculated monthly as of the last day of the calendar month, based on the average net asset value of the Managed Assets (after deduction of the Netted Expenses but without regard to any accrual of the Performance Based Fee) of the Managed Assets for the month to which the fee relates. The Investment Management Fee will be paid no later than the last day of the month immediately following the end of the month to which the fee relates and will be prorated for any period that is less than a full calendar month. The Investment Management Fee will be paid from the Managed Assets, except those fees payable subsequent to a complete withdrawal of the Managed Assets which will be paid out of other Fund assets.

Calculation and Payment of Performance Based Fee: For each Calculation Period, the Performance Based Fee pertaining to a Tranche will be equal to 10% of the amount, if any, by which the net asset value of the Managed Assets attributable to that Tranche at the end of the Calculation Period exceeds the High Water Mark applicable to that Tranche for such Calculation Period (the “Outperformance”); provided, however, that in the event of a withdrawal of a portion of a Tranche on a date other than December 31, the Performance Based Fee pertaining to such withdrawn assets shall be determined immediately prior to such withdrawal as just described and multiplied by a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal. Performance Based Fees shall be payable in arrears in the month that follows the last calendar month of the Calculation Period. Performance Based Fees and payment thereof shall be calculated separately for each Tranche. Performance Based Fees shall be paid from the applicable Tranche.

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TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement intended for all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), is available on the internet. This communication presents only an overview of the more complete Information Statement. We encourage members to access and review all of the important information contained in the Information Statement.

The following material is available for review: Information Statement for TIFF Multi-Asset Fund

The Information Statement provides members of Multi-Asset Fund with information regarding a money manager agreement between TIP and NewGen Asset Management Limited (“NewGen”), a new money manager managing assets on behalf of the Fund. At a meeting held on June 10-11, 2019, the board of trustees of TIP (the “board” or the “trustees”), all of whom are not “interested persons” of TIP, as such term is defined in the Investment Company Act of 1940, as amended, approved the money manager agreement with NewGen.

NewGen invests primarily in equity securities in Canada. NewGen utilizes a deep fundamental research approach and risk management process designed to capitalize on market inefficiencies. NewGen’s investment strategy utilizes short selling, and NewGen may have gross exposure of up to 180% of net assets (long exposure of up to 100% of net assets and short exposure of up to 80% of net assets). Actual long and short exposures will vary according to market conditions.

TIFF Advisory Services, Inc. (“TAS”) and TIP have received an exemptive order (the “Order”) from the Securities and Exchange Commission (the “SEC”) that permits TAS and the TIP funds to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. Therefore, TIP is not soliciting proxy or consent authority, but instead, in accordance with the Order, is furnishing an Information Statement to members. In lieu of physical delivery of the Information Statement, TIP will make the Information Statement available to members online.

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The full Information Statement will be available to review on the Fund’s website at https://www.tipfunds.org until at least November 21, 2019. A paper or email copy of the Fund’s Information Statement, its most recent annual report, and its most recent semi-annual report may be obtained, without charge, by contacting TIFF Member Services by mail, telephone, or email using the contact information below.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

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